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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)          January 4, 1999
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                           TIB Financial Corp.
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             (Exact name of registrant as specified in its charter)



                                    Florida
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                 (State or other jurisdiction of incorporation)


        0-29132                                            65-0655973
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(Commission File Number)                       (IRS Employer Identification No.)

                99451 Overseas Highway, Key Largo, Florida 33037
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (305) 451-4660
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          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events

                  On January 4, 1999, TIB Financial Corp. (the "Registrant") announced that its Board of Directors has authorized the Registrant to purchase up to 50,000 shares of the Registrant's common stock from time to time in the open market.

                  The press release attached hereto as Exhibit 99.1 contains information and trend statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. A number of important factors could cause the actual results to differ materially from those in the forward-looking statements. Specifically, the Registrant's growth projections are subject to certain risks and assumptions that include, but are not limited to, the Registrant's ability to expand its operations and generally favorable economic conditions.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

                  99.1   Press Release dated January 4, 1999

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TIB FINANCIAL CORP.
                                              Registrant



                                              By: /s/ Edward V. Lett
                                                  ------------------------------
                                                  Edward V. Lett, President

Date:  January 4, 1999




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